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                            NASCOR MORTGAGE LOAN POOL
                            20 TO 30 -YEAR FIXED RATE
                            NON-RELOCATION MORTGAGES
                              NASCOR SERIES 1999-21
                             POOL PROFILE (7/20/99)

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                                                     --------------------      --------------------
                                                             BID                    TOLERANCE
                                                     --------------------      --------------------
     AGGREGATE PRINCIPAL BALANCE                            $350,000,000                (+/- 5.00%)

     MORTGAGE LOAN CUTOFF DATE                                  1-Aug-99
     INTEREST RATE RANGE                                 5.500% - 9.500%
     GROSS WAC                                                     7.30%              (+/- 10 bps%)
     WEIGHTED AVERAGE SERVICE FEE                                 25 bps
     MASTER SERVICING FEE                                        1.7 bps
     WAM (in months)                                                 358             (+/- 2 months)

     WALTV                                                           73%              (maximum 78%)

     CALIFORNIA %                                                    45%              (maximum 50%)
     SINGLE LARGEST ZIP CODE CONCENTRATION                            2%              (maximum  3%)

     AVERAGE LOAN BALANCE                                       $340,000         (maximum $370,000)
     LARGEST INDIVIDUAL LOAN BALANCE                          $1,000,000       (maximum $2,000,000)

     CASH-OUT REFINANCE %                                            15%             (maximum  20%)

     PRIMARY RESIDENCE %                                             95%              (minimum 90%)

     SINGLE-FAMILY DETACHED %                                        94%              (minimum 89%)

     FULL DOCUMENTATION %                                            90%              (minimum 85%)

     UNINSURED > 80% LTV %                                            1%               (maximum 3%)

     TEMPORARY BUYDOWNS                                               0%               (maximum 5%)


  THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
     MORTGAGE LOANS CONTAINED IN THE PROSPECTUS SUPPLEMENT. SUCH INFORMATION
         SUPERSEDES THE INFORMATION IN ALL PRIOR COLLATERAL TERM SHEETS.
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(1) All dollar amounts are approximate and all percentages are expressed as approximate percentages of the Aggregate Principal Balance.

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                            NASCOR MORTGAGE LOAN POOL
                            20 TO 30 -YEAR FIXED RATE
                            NON-RELOCATION MORTGAGES
                              NASCOR SERIES 1999-21
                               PRICING INFORMATION

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RATING AGENCIES                             TBD by Norwest

PASS THRU RATE                                       7.00%

ASSUMED SIZE OF PRINCIPAL ONLY CLASS                70 bps

PRICING DATE

FINAL STRUCTURE DUE DATE

SETTLEMENT DATE                                  27-Aug-99

ASSUMED SUB LEVELS                                     AAA   4.000%    (+/- .10)
                                                        AA   1.750%
                                                         A   1.050%
                                                       BBB   0.700%
                                                        BB   0.450%
                                                         B   0.230%

                   Note: AAA Class will be rated by two rating agencies. AA through B Classes will be rated by one rating agency.


NASCOR may structure the excess interest as an interest only certificate, or as fixed retained yield or servicing fee which will be excluded from the trust for Series 1999-20. The principal only certficate created by the discount mortgage loans will not be included in the bid on the pricing date.


NASCOR CONTACTS                                   Lori Fountain (301) 846-8185
                                                  Brad Davis (301) 846-8009

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